[Exhibit 10.5]


                       Consent of Director


November 1, 2002



Gentlemen:

I hereby consent to the use of my name in the registration of the securities of Link Plus Corp. (Tax ID. # 52-1018174).

Sincerely,



/s/Patricia E. Jones
4933 Snowy Reach
Columbia, MD  21043